PROJECT MANAGEMENT AGREEMENT TERMS & CONDITIONS

This Agreement is made on the 15th July 2013 (hereinafter referred to as date) between Elite Product Management Ltd, the Vendor, which has premises at Room 703, Kowloon Building, 555 Nathan Road, Kowloon, Hong Kong (hereinafter referred to as “EPML”) and Exeo Entertainment, Inc. (hereinafter referred to as “Exeo”).

1.	Purpose of the Agreement

1.1.	EPML undertakes to provide management of product transfer to new manufacturing factory and product development services to Exeo to support its design, product development, product re-engineering and manufacturing management.

1.2.	This agreement are covering three products

1.2.1.	Psyko™: http://www.exeoent.com/products/krypton.html

1.2.2.	Zaaz™: http://www.exeoent.com/products/Zaaz.html

1.2.3.	Extreme Gamer®: http://www.exeoent.com/products/extremGamer.html

2.	Contract Term

This agreement is one-year contract effective with the contract signed date.

3.	EPML Responsibilities

The key roles are outlined below:

3.1.	Product Sourcing, which will be made available to Exeo on request

3.2.	Production Management

3.3.	Manage factory relationships – act as first point of contact for Exeo /Psyko

3.4.	Develop and maintain production plan with each factory for every product

3.5.	Review and evaluate supplier BOMs making recommendations to factories and Exeo where appropriate to save money or improve on quality of components

3.6.	Work with factories to find solutions to production issues to ensure that any delays in production are minimal and any defaults by the factory are managed and solutions applied

3.7.	Quality Control

3.7.1.	Develop Product Testing Plan

3.7.2.	Agree standards with Exeo

3.7.3.	Ensure standards are communicated to factories and are signed off in advance of production

3.7.4.	Evaluate samples and prototypes

3.7.5.	Develop and monitoring the product reliability testing procedures

4478 Wagon Trail Ave · Las Vegas, NV 89118 · Phone 702-361-3188 · Fax 702-361-4359

Exeo Entertainment, Inc.

3.7.6.	Regularly visit factories to inspect and test at various stages of production from delivery of components to finished products

3.7.7.	Analyze and report on problems incurred in mass production work with Product Manager and Vendors to find solutions

3.7.8.	Conduct periodic vendor audits

3.8.	Product development and design modifications

3.8.1.	Work with supplier to provide the product engineering development (2D modification and 3D drawing etc.)

3.8.2.	Product improvement and re-engineering.

3.8.3.	Supervise the development of CAD (as required by Exeo) and arrange the tooling transfer

3.8.4.	Supervise the Tooling modification – output will be the Product Validation Test (PVT) Samples.

3.8.5.	Review the tooling, and if satisfied request that the Engineering Product (EP) samples are produced.

3.8.6.	Undertake the EP testing and if satisfied proceed to testing stage.

3.8.7.	On approval of test samples instruct the factory to produce the Golden Sample.

3.9.	QA Pre-Shipment Inspection

3.10.	New technology research and introducing

3.11.	Vendor Management

3.11.1.	Provide assistance to negotiate commercial terms and improve payment terms with factories on behalf of Exeo

3.11.2.	EPML will undertake an on-going program to ensure Vendor conformity and performance standards which will include:

3.11.2.1.	Conformity and validation of certification requirements for each product relevant to the target market into which the goods will be sold by Exeo.

3.11.2.2.	A program of factory audits which will be made available to Exeo on request

3.11.2.3.	Regular vendor performance evaluation

3.11.2.4.	Continual Quality Control programs to maintain conformance to the golden sample and BOM.

3.11.2.5.	Undertake testing of samples and provide feedback to Exeo

3.11.2.6.	Review and Work with suppliers to meet or improve on agreed target FOB costs as agreed with EXEO.

4.	Pricing and payment terms

4.1.	The service costs are structured as a flat monthly payment with one-year contract.

4478 Wagon Trail Ave · Las Vegas, NV 89118 · Phone 702-361-3188 · Fax 702-361-4359

2

Exeo Entertainment, Inc.

4.2.	EPML will be paid US$5,250 as a monthly retainer for design, development and management for products.

4.3.	The service fee will be payable monthly on the 15th day of each calendar month.

4.4.	US$5,250 will be payable upon the contract signed as one month pre-payment

5.	Governing law

This agreement shall be governed by and interpreted in accordance with Hong Kong law.

The headings in this agreement are for convenience only and have no legal effect.

IN WITNESS of the above the parties have executed this agreement on the date written at the head of this agreement.

Signed for and on behalf of EMPL:	Signed for and on behalf of Exeo:

/s/ Robert Scott Amaral

Name: Kitty Lo	Name: Robert Scott Amaral

Position: Managing Director	Position: Chief Executive Officer

Date:	Date: July 15, 2013

4478 Wagon Trail Ave · Las Vegas, NV 89118 · Phone 702-361-3188 · Fax 702-361-4359

3